-----------------------------
                                                   (Name of Selling Stockholder)

                     CUSTODY AGREEMENT AND POWER OF ATTORNEY

                           for Sale of Common Stock of

                           COMMODORE HOLDINGS LIMITED

Jeffrey I. Binder
Frederick A. Mayer

As Attorneys-in-Fact

c/o Commodore Holdings Limited
4000 Hollywood Boulevard
Suite 385, South Tower
Hollywood, FL  33021

Commodore Holdings Limited
4000 Hollywood Boulevard
Suite 385, South Tower
Hollywood, FL  33021

As Custodian

Gentlemen:

     Commodore Holdings Limited, a Bermuda corporation (the "Company"), the undersigned and certain other stockholders of the Company (the undersigned and such other stockholders being hereinafter referred to as the "Selling Stockholders") propose to sell certain shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock") to the underwriter (the "Underwriter") for distribution under a Registration Statement on Form S-1 (as amended and to be amended, the "Registration Statement") to the public as part of the units described in the Registration Statement (the "Units") at a price of $4.60 per Unit, which comprises $4.50 per share of Common Stock and $.10 for each Warrant (as defined in the Registration Statement), and on such other terms to be hereafter determined. The shares of Common Stock shall be sold to the Underwriter at a price of $4.05 per share of Common Stock, and the underwriting discount shall be $.45 per share of Common Stock. It is understood that at this time there is no commitment on the part of the Underwriter to purchase any shares of Common Stock and no assurance that an offering of Units will take place. The shares of Common Stock which the undersigned proposes to sell to the Underwriter pursuant to the Underwriting Agreement hereinafter mentioned are referred to herein as the "Shares."

     A.   Appointment and Powers of Attorneys-in-Fact.

     1. The undersigned hereby irrevocably constitutes and appoints Jeffrey I. Binder and Frederick A. Mayer (the "Attorneys-in-Fact"), and each of them, its agent and attorney-in-fact, with full power of substitution, with respect to all matters arising in connection with the public offering and sale of the Shares, including, but not limited to, the power and authority on behalf of the undersigned to do or cause to be done any of the following things:

          (1) prepare, execute and deliver an Underwriting Agreement (the "Underwriting Agreement"), substantially in the form of the draft delivered to the undersigned herewith, receipt of which is acknowledged, but with such insertions, changes, additions or deletions as the Attorneys-in-Fact shall approve as not materially adverse to the undersigned's ability to sell the Shares (which may include a decrease, but not an increase, in the number of shares of Common Stock to be sold by the undersigned), such approval to be conclusively evidenced by the execution and delivery of the Underwriting Agreement by an Attorney-in-Fact, including the making of all representations and agreements provided in the Underwriting Agreement to be made by, and the exercise of all authority thereunder vested in, the undersigned;

          (2) sell, assign, transfer and deliver the Shares to the Underwriter pursuant to the Underwriting Agreement and deliver to the Underwriter certificates for the Shares so sold;

          (3) take any and all steps deemed necessary or desirable by the Attorneys-in-Fact in connection with the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended, and under the securities or "blue sky" laws of various states and jurisdictions, including, without limitation, the giving or making of such undertakings, representations and agreements and the taking of such other steps as the Attorneys-in-Fact may deem necessary or advisable;

          (4) instruct the Company and the Custodian, as hereinafter defined, on all matters pertaining to the sale of the Shares and delivery of certificates therefor; and

          (5) otherwise take all actions and do all things necessary or proper, required, contemplated or deemed advisable or desirable by the Attorneys-in-Fact in their discretion, including the execution and delivery of any documents, and generally act for and in the name of the undersigned with respect to the sale of the Shares to the Underwriter and the reoffering of the Shares by the Underwriter as part of the Units as fully as could the undersigned if then personally present and acting.

     2. Each Attorney-in-Fact may act alone in exercising the rights and powers conferred on the Attorneys-in-Fact by this Custody Agreement and Power of Attorney, and the act of either Attorney-in-Fact shall be the act of the Attorneys-in-Fact. Each Attorney-in-Fact is hereby empowered to determine, in his sole and absolute discretion, the time or times when, the purposes for which, and the manner in which, any power herein conferred upon the Attorneys-in-Fact shall be exercised.

     3. The Custodian, the Underwriter, the Company and all other persons dealing with the Attorneys-in-Fact as such may rely and act upon any writing believed in good faith to be signed by one or more of the Attorneys-in-Fact.

     4. The Attorneys-in-Fact shall not receive any compensation for their services rendered hereunder, except that they shall be entitled to cause the Custodian to pay, from the proceeds payable to the undersigned, the undersigned's proportionate share of any out-of-pocket expenses incurred under this Custody Agreement and Power of Attorney ("this Agreement") and similar instruments executed by other Selling Stockholders.

     B.   Appointment of Custodian; Deposit of Shares.

     1. In connection with and to facilitate the sale of the Shares to the Underwriter, the undersigned hereby appoints the Company as custodian (the "Custodian") and herewith deposits with the custodian one or more certificates for Common Stock which represent not less than the total number of Shares to be sold by the undersigned to the Underwriter, which number is set forth on
Schedule I hereto. Each such certificate so deposited is in negotiable and proper deliverable form endorsed in blank with the signature of the undersigned thereon medallion guaranteed by a commercial bank or trust company in the United States, or is accompanied by a duly executed stock power or powers in blank, bearing the signature of the undersigned so guaranteed. The Custodian is hereby authorized and directed, subject to the instructions of the Attorneys-in-Fact,
(a) to hold in custody the certificate or certificates deposited herewith, (b) to deliver or to authorize the Company's Transfer Agent to deliver the certificate or certificates deposited hereunder (or replacement certificate(s) for the Shares) to or at the direction of the Attorneys-in-Fact in accordance with the terms of the Underwriting Agreement and (c) to return or cause the Company's Transfer Agent to return to the undersigned new certificate(s) for the shares of Common Stock represented by any certificate deposited hereunder which are not sold pursuant to the Underwriting Agreement.

     2. Until the Shares have been delivered to the Underwriter against payment therefor in accordance with the Underwriting Agreement, the undersigned shall retain all rights of ownership with respect to the Shares deposited hereunder, including the right to vote and to receive all dividends and payment thereon, except the right to retain custody of or dispose of such Shares, which right is subject to this Agreement and the Underwriting Agreement.

     C. Sale of Shares; Remitting Net Proceeds. The Attorneys-in-Fact are hereby authorized and directed to deliver or cause the Custodian or the Company's Transfer Agent to deliver certificates for the Shares to the Underwriter, as provided in the Underwriting Agreement, against delivery to the

Attorneys-in-Fact for the account of the undersigned of the purchase price of the Shares, at the time and in the funds specified in the Underwriting Agreement. The Attorneys-in-Fact are authorized, on behalf of the undersigned, the accept and acknowledge receipt of the payment of the purchase price for the Shares and shall promptly deposit the check representing such proceeds with the Custodian. The Custodian shall promptly remit to the undersigned the appropriate check representing its proportionate share of the proceeds (i) by placing such check in a Federal Express package addressed to the undersigned at such address as provided in writing by the undersigned to the Custodian or (ii) in such other manner as reasonably requested by the undersigned.

     D. Representations, Warranties and Agreements. The undersigned represents and warrants to, and agrees with, the other Selling Stockholders, the Company, the Attorneys-in-Fact, the Custodian and the Underwriter as follows:

     1. The undersigned has full legal right, power and authority to enter into and perform this Agreement and the Underwriting Agreement. If the undersigned is acting as a fiduciary, officer, partner, or agent, the undersigned is enclosing with this Agreement certified copies of the appropriate instruments pursuant to which the undersigned is authorized to act hereunder. If the undersigned is an individual and is married, the undersigned is enclosing with this Agreement a duly completed and executed consent of his or her spouse, in the form attached to this Agreement as Annex A.

     2. The undersigned has reviewed the representations and warranties to be made by the undersigned as a Selling Stockholder contained in the Underwriting Agreement, and hereby represents, warrants and covenants that each of such representations and warranties is true and correct as of the date hereof and, except as the undersigned shall have notified the Attorneys-in-Fact pursuant to paragraph F of the attached instructions, will be true and correct at all times from the date hereof through and including the time of the closing of the sale of the Shares to the Underwriter. The undersigned will promptly notify the Attorneys-in-Fact of any development that would make any such representation and warranty untrue.

     3. The undersigned has reviewed the Registration Statement, including the preliminary prospectus included therein, and the information contained in such preliminary prospectus with respect to the undersigned is true and correct.

     4. The undersigned is not directly or indirectly an affiliate of or associated with any member of the National Association of Securities Dealers, Inc.

     5. Upon execution and delivery of the Underwriting Agreement by the Attorneys-in-Fact on behalf of the undersigned in accordance with the authority granted hereunder, the undersigned agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, to the full extent provided in Section 7 of the Underwriting Agreement and to contribute to amounts paid as a result of losses, claims, damages, liabilities and expenses, to the full extent provided in Section 8 of the Underwriting Agreement.

     6. Upon execution and delivery of the Underwriting Agreement by the Attorneys-in-Fact on behalf of the undersigned, the undersigned agrees to be bound by and to perform each of the covenants and agreements of the undersigned as a Selling Stockholder in the Underwriting Agreement.

     7. The undersigned agrees to deliver to the Attorneys-in-Fact and the Custodian such documentation as the Attorneys-in-Fact, the Custodian, the Selling Stockholders or the Underwriter or any of their respective counsel may reasonably request in order to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance reasonably satisfactory in all respects to the Attorneys-in-Fact.

     The foregoing representations, warranties and agreements are made for the benefit of, and may be relied upon by, the other Selling Stockholders, the Attorneys-in-Fact, the Custodian, the Underwriter and his or her respective representatives, agents and counsel and are in addition to, and not in limitation of, the representations, warranties and agreements of the undersigned in the Underwriting Agreement.

     E.   Irrevocability of Instruments; Termination of this Agreement.

     1. This Agreement, the deposit of the Shares pursuant hereto and all authority hereby conferred, is granted, made and conferred subject to and in consideration of (i) the interests of the Attorneys-in-Fact, the Underwriter, the Company and the other Selling Stockholders who may become parties to the Underwriting Agreement in and for the purpose of completing the transactions contemplated hereunder and by the Underwriting Agreement and (ii) the completion of the registration of Common Stock pursuant to the Registration Statement and the other acts of the above-mentioned parties from the date hereof to and including the execution and delivery of the Underwriting Agreement in anticipation of the sale of Common Stock, including the Shares, to the Underwriter; and the Attorneys-in-Fact are hereby further vested with an estate, right, title and interest in and to the Shares deposited herewith for the purpose of irrevocably empowering and securing to them authority sufficient to consummate said transactions. Accordingly, this Agreement shall be irrevocable prior to September 30, 1996, and shall remain in full force and effect until that date. The undersigned further agrees that this Agreement shall not be terminated by operation or law or upon the occurrence of any event whatsoever, including the death, disability or incompetence of the undersigned or any other Selling Stockholder or, if the undersigned or any other Selling Stockholder is not a natural person, upon any dissolution, winding up, distribution of assets or other event affecting the legal existence of the undersigned or such other Selling Stockholder. If any event referred to in the preceding sentence shall occur, whether with or without notice thereof to the Attorneys-in-Fact, the Underwriter or any other person, the Attorneys-in-Fact shall nevertheless be authorized and empowered to deliver and deal with the Shares deposited under this Agreement by the undersigned in accordance with the terms and provisions of the Underwriting Agreement and this Agreement as if such event had not occurred.

     2. If the sale of the Shares contemplated by this Agreement is not completed by September 30, 1996, this Agreement shall terminate (without affecting any lawful action of the Attorneys-in-Fact or the Custodian prior to such termination), and the Attorneys-in-Fact shall cause the Custodian to return to the undersigned all certificates for the Shares and all other documents deposited hereunder. The undersigned hereby covenants with the Attorneys-in-Fact and with all other Selling Stockholders that if for any reason the sale of the Shares contemplated hereby shall not be consummated, the undersigned shall pay all expenses payable by the undersigned as set forth in Underwriting Agreement and Section 1(d) of this Agreement.

     F. Liability and Indemnification of the Attorneys-in-Fact and Custodian. The Attorneys-in-Fact and the Custodian assume no responsibility or liability to the undersigned or to any other person, other than to deal with the Shares, the proceeds from the sale of the Shares and any other shares of Common Stock deposited with the Custodian pursuant to the terms of this Agreement in accordance with the provisions hereof. The undersigned hereby agrees to indemnify and hold harmless the Attorneys-in-Fact and the Custodian, and their respective officers, partners, agents, successors, assigns and personal representatives with respect to any act or omission of or by any of them in good faith in connection with any and all matters contemplated by this Agreement or the Underwriting Agreement.

     G.   Interpretation.

     1. The representations, warranties and agreements of the undersigned contained herein and in the Underwriting Agreement shall survive the sale and delivery of the Shares and the termination of this Agreement.

     2. The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York, and this Agreement shall inure to the benefit of, and be binding upon, the undersigned and the undersigned's heirs, executors, administrators, successors and assigns, as the case may be.

     3. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision shall be prohibited by or invalid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     4. The use of the masculine gender in this Agreement includes the feminine and neuter, and the use of the singular includes the plural, wherever appropriate.

     IN WITNESS WHEREOF, the undersigned has executed this Custody Agreement and Power of Attorney this ____ day of June, 1996.

Signature of Selling                      (Please  sign  exactly  as  your  name
Stockholder Medallion Guaranteed          appears on your stock certificate(s).)


                                          Name and address to which  notices and
                                          funds shall be sent.


- -------------------------------------     --------------------------------------
                 AUTHORIZED SIGNATURE     (NAME)

                                          --------------------------------------
                                          (STREET)

                                          --------------------------------------
                                          (CITY)           (STATE)         (ZIP)

(NOTE: The signature must be medallion guaranteed by a commercial bank or trust company in the United States.)

ACCEPTED by the Attorneys-in-Fact         ACCEPTED  by the  Custodian  as of the
as of the date above set forth:           date above set forth:

                                          COMMODORE HOLDINGS LIMITED

                                          By:
- -------------------------------------        -----------------------------------
                                          Name:
                                          Title:

                          SEE THE ATTACHED INSTRUCTIONS

                                  INSTRUCTIONS

(For completing the Custody Agreement and Power of Attorney)

     A. You have been sent five copies of the Custody Agreement and Power of Attorney (the "Agreement"). Please complete and return four copies of the Agreement and stock certificate(s) as set forth in paragraph D below. A fully executed copy of the Agreement will be returned to you; a fully executed copy of the Agreement and your stock certificates) will be retained by the custodian; and a fully executed copy of the Agreement will be delivered to the Attorneys-in-Fact and to the Underwriter.

     B. Complete Schedule I attached hereto.

     C. Each copy of the Agreement and each stock certificate or stock power deposited hereunder must be executed by you with your signature on the Agreement and the stock certificate(s) or the accompanying stock power medallion guaranteed by a commercial bank or trust company in the United States. Please sign the stock certificate(s) or stock power and the Agreement exactly as your name appears on your stock certificate(s).

     D. Endorsed stock certificate(s) or stock certificate(s) with stock powers attached along with all four executed copies of the completed Agreement should be promptly returned by hand delivery or by certified mail appropriately insured to:

                            Commodore Holdings Limited
                          c/o JeMJ Financial Services, Inc.
                                  TelMed, Inc.
                        9350 S. Dixie Highway, Suite 1220
                               Miami, FL 33156
                              Attention: Jeffrey I. Binder

If sent through the mail, it is recommended that the certificate(s) not be endorsed, but an executed stock power be sent under separate cover from the certificate(s).

     E. If any certificate that you submit represents a greater number of Shares than the aggregate number of Shares which you agree to sell pursuant to the Underwriting Agreement, the Custodian will cause to be delivered to you in due course, but not earlier than ten days after the closing for the purchase of the Shares by the Underwriter, a certificate for the excess number of shares.

     F. Please contact Jeffrey I. Binder, Chairman of the Board of the Company, at (305) 670-9773 if any information or representation included in the foregoing Agreement or the Underwriting Agreement should change, or if you become or are of any new information, at any time prior to the closing of the sale of the Shares.

                                                   -----------------------------
                                                   (Name of Selling Stockholder)

                                   SCHEDULE I

                  Certificate(s) for Shares of Common Stock of

                           Commodore Holdings Limited

                                 deposited under

                     Custody Agreement and Power of Attorney

                           Number of Shares of        Number of Shares of
Certificate                Common Stock Represented   Common Stock from this
Number                     by Certificate             Certificate To Be Sold
- ------                     --------------             ----------------------

- -------------------------  -------------------------  -------------------------

- -------------------------  -------------------------  -------------------------

- -------------------------  -------------------------  -------------------------

- -------------------------  -------------------------  -------------------------

- -------------------------  -------------------------  -------------------------

- -------------------------  -------------------------  -------------------------

- -------------------------  -------------------------  -------------------------

- -------------------------  -------------------------  -------------------------

                                                                         ANNEX A

Instruction: See Section 4, paragraph (a), on page 4 of the CUSTODY AGREEMENT AND POWER OF ATTORNEY.


                                CONSENT OF SPOUSE

     I am the spouse of ________________________. On behalf of myself, heirs, legatees, and assigns, I hereby join in and consent to the terms of the foregoing Custody Agreement and Power of Attorney and agree to the sale of the shares of Common Stock of registered in the name of my spouse or otherwise registered, which my spouse proposes to sell, or to agree to sell, pursuant to the Underwriting Agreement referred to in the Custody Agreement and Power of Attorney.

Dated:  June    , 1996

                                                     ---------------------------
                                                         (Signature of spouse)